===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ------------------

                                   FORM 8-K/A
                                Amendment No. 1

                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 9, 1997


                             SYNBIOTICS CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-11303


             California                               95-3737816
    (State or other jurisdiction                   (I.R.S. Employer
          of incorporation)                       Identification No.)



         11011 Via Frontera
        San Diego, California                           92127
 (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code:  (619) 451-3771


===============================================================================

                          AMENDMENT TO CURRENT REPORT

The Registrant's Current Report on Form 8-K, filed on July 24, 1997 to report the Registrant's acquisition on July 9, 1997 of the veterinary diagnostic business of Rhone Merieux S.A.S. is amended to provide financial statements, pro forma financial information and additional exhibits required by Item 7 of the report. There are no other changes to the report as filed.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     a)  Financial statements of business acquired:
         ------------------------------------------

         Report of Independent Accountants                              2

         Statement of Assets as of December 31, 1996                   10

         Statement of Revenues and Direct Operating Expenses
         for the years ended December 31, 1995 and 1996                11

         Notes to Statement of Assets and Statement of Revenues
         and Direct Operating Expenses                                 12

         Statement of Assets (Unaudited) as of June 30, 1997           13

         Statement of Revenues and Direct Operating Expenses
         (Unaudited) for the six months ended June 30, 1997            14

         Notes to Unaudited Statement of Assets and Unaudited
         Statement of Revenues and Direct Operating Expenses           15


Madame Dominique TAKIZAWA
Corporate VP Finance
RHONE-MERIEUX SA
29, avenue Tony Garnier
69007 - LYON


                      RHONE-MERIEUX SA DIAGNOSTIC BUSINESS
                             SPECIAL AUDIT REPORT

1. We have audited, in accordance with generally accepted auditing standards, the statutory financial statements of Rhone-Merieux SA for the year ended December 31, 1995 and have issued our report hereon dated February 5, 1996. We have audited the financial statements of Rhone-Merieux SA for the year ended December 31, 1996, prepared for the purpose of the Rhone-Poulenc consolidation for the year then ended, but have not yet issued our report on the Rhone-Merieux SA statutory accounts for this year ended December 31, 1996. We also have audited the revenues and direct costs of the Rhone-Merieux SA diagnostic business for the years ended December 31, 1996 and 1995 and its fixed assets and inventories as of December 31, 1996, presented on the attached schedules. These schedules are the responsibility of Rhone-Merieux SA's management. Our responsibility is to express an opinion on the Rhone-Merieux SA diagnostic business' revenues, direct costs, fixed assets and inventories, based on our audit procedures.

2. These audit procedures were conducted in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance whether revenues, direct costs, together with fixed assets and inventories, are free of material misstatements. These audit procedures include examining, on a test basis, evidence supporting the amounts and also assessing the accounting principles used and significant estimates made by management. We believe that our audit procedures provide a reasonable basis for our opinion.

3. In our opinion, the attached schedules present fairly, in all material respects, the Rhone-Merieux SA diagnostic business revenues and direct costs for the years ended December 31, 1996 and 1995, and its fixed assets and inventories as of December 31, 1996.

4.   At your request, we also have reviewed:

     i) The allocation of fixed costs, selling and other overheads and research and development costs related to the Rhone-Merieux SA diagnostic business for the years ended December 31, 1996 and 1995, and presented on the attached schedules.

     ii) Accounts receivable and payable related to the diagnostic business as of December 31, 1996.

5. Our review was made solely to assess the reasonableness of the amounts concerned and of the method adopted for allocating fixed costs and non direct costs to the diagnostic business and for estimating accounts receivable and payable. It does not constitute an audit conducted in accordance with generally accepted auditing standards. Our procedures and findings are as follows:

     i)  Fixed costs (factory overheads)

     We made sure that only fixed costs relating to manufacturing sections concerned by the diagnostic business were allocated to this activity. These costs have been allocated proportionally to the added value of the diagnostic business compared to the whole Rhone-Merieux SA biology added value. In particular, we have made sure that the fixed costs allocated were not affected by the pharmaceuticals (Toulouse) and Frontline activities. We reperformed some calculations on a test basis and did not notice any significant exceptions or errors.

     ii)  Selling overheads

     We made sure that all costs specific to the diagnostic business were allocated directly to this business line. They correspond to technical assistance, marketing, and advertising expenses. Other costs such as salesmen, distribution expenses, administrative expenses, receivables depreciation costs, fixed assets depreciation were allocated proportionally to the diagnostic business revenues compared to the total Rhone-Merieux SA revenues. We reperformed some calculations on a test basis and did not notice any significant errors.

     iii)  Other overheads

     These costs have been allocated proportionally to the added value of the diagnostic business compared to the whole Rhone-Merieux SA biology added value. Since this diagnostic business has never been operated as a separate operational or legal entity, no better approach could be considered.

     iv)  Research and development costs

     Costs specific to the diagnostic business research and development have been identified and amount to FF'OOO 5,835 and FF'OOO 6,145 for years 1996 and 1995, respectively. We examined documentation supporting this direct allocation. Other R&D costs, FF'OOO 1,068 and FF'OOO 1,154 for years 1996 and 1995 respectively, have been allocated proportionally to the number of the R&D employees pertaining to the diagnostic business. We reviewed the method followed and reperformed some calculation on a test basis and did not notice any significant errors or irregularities.

     v) Accounts receivable and payable

     Rhone-Merieux SA does not record receivables and payables related to the diagnostic business separately. Thus, the corresponding amounts as of December 31, 1996 included in the attached schedules have been estimated based on receivable turnover ratios and payable purchase ratios. The amounts determined thanks to that method are rough estimates and should only be regarded as such.

6. Because the above procedure on fixed and non-direct costs and on accounts receivable and payable do not constitute an audit conducted in accordance with generally accepted auditing standards, we do not express an opinion on the accounts or items referred to above.

7. In connection with the procedures referred to above, except as indicated in paragraph 8 hereafter, no matters came to our attention that caused us to believe the specified fixed costs or non-direct costs should be adjusted.

8. The Rhone-Merieux SA diagnostic business has never been operated as a separate operational or legal entity. Thus, we were unable to ascertain that the figures included in the attached schedules include all costs, and only those costs, necessary for operating this business as a stand alone. Moreover the method used for allocating some non-direct costs, proportionally to the diagnostic business added value or number of employees, necessarily implies that those costs are affected by the global activity level of Rhone-Merieux SA and thus might fluctuate depending on the degree of absorption of the Rhone-Merieux SA total fixed costs and non-direct costs. These are the limits of the method adopted, but in the circumstances, there was no better way of allocating these categories of costs.

9. Paragraphs 5 to 8 hereabove relate only to the accounts and items specified above (paragraph 4) and do not extend to any financial statement of Rhone-Merieux SA taken as a whole.


Lyon, February 14, 1997



Coopers & Lybrand Audit
Bernard R. Rascle
Partner

                                                                      Schedule 1
                                                                      ----------


                     RHONE-MERIEUX SA DIAGNOSTIC BUSINESS

                               OPERATING RESULTS
                               -----------------
                For the years ended December 31, 1996 and 1995
                ----------------------------------------------



           (in French francs Thousands)                          1996                         1995

Revenues                                                                 58,514                       59,844

Direct Selling expenses                                                  (1,355)                      (1,415)

Direct costs of sales                                                   (18,921)                     (20,842)

Royalties                                                                  (786)                        (318)

Gross margin after direct costs                                          37,452                       37,269

Reviewed but non-audited                               Reviewed but non-audited     Reviewed but non-audited

Fixed costs (1)                                                          (4,060)                      (4,734)

Gross margin                                                             33,392                       32,535

Selling overheads (2)                                                   (14,289)                     (14,122)

Other overheads (1)                                                      (4,701)                      (5,512)

Research and development costs (3)                                       (6,903)                      (7,299)
Operating profit                                                          7,499                        5,602
------------------------------------------------------------------------------------------------------------

(1) Part of these costs has been allocated proportionally to the added value of the diagnostic business compared to the whole Rhone-Merieux SA biological activity added value.

(2) Allocated proportionally to the net sales of the diagnostic business compared to the total net sales of Rhone-Merieux SA.

(3) Part of these costs has been allocated proportionally to the number of the R&D employees pertaining to the diagnostic business compared to the total number of employees working in the Rhone-Merieux SA R&D department.

                                                                      Schedule 2
                                                                      ----------


                      RHONE-MERIEUX SA DIAGNOSTIC BUSINESS


            FIXED ASSETS AND SOME SHORT TERM ASSETS AND LIABILITIES
            -------------------------------------------------------

                            As of December 31, 1996
                            -----------------------


                                                     (in French francs Thousand)

* Fixed assets

     Gross value :                                               6,280
     Depreciation :                                              5,273
                                                                 -----
          Net book value:                                        1,007


* Inventories

     Net book value:                                            14,964


* Accounts receivable (non-audited)

     Accounts receivable as at December 31, 1996 :               8,811


* Accounts payable (non-audited)

     Accounts payable as at December 31, 1996:                   2,284

                                                                      Schedule 3
                                                                      ----------


                      RHONE MERIEUX SA DIAGNOSTIC BUSINESS

                               OPERATING RESULTS
                               -----------------

                      For the year ended December 31, 1996
                      ------------------------------------

                   BREAK OUT OF EXPENSES AND REVENUES BETWEEN
                   ------------------------------------------
                              DIRECT AND INDIRECT
                              -------------------

 (in French francs thousands)       Specific to the RM           Allocated to the RM                  Total
                                    diagnostic business          diagnostic business

Net sales Trade                          58,514                                                         58,514

Direct selling expenses                                               1,355                              1,355

Raw materials                            14,781                                                         14,781
Depreciation                                322                                                            322
Added value                               3,818                                                          3,818
                                         ------                                                         ------
Direct cost of sales                     18,921                                                         18,921

Royalties                                   786                                                            786

Gross margin on direct costs             38,807                      (1,355)                            37,452

                                                             Reviewed but non-audited       Reviewed but non-audited

Fixed costs (factory                        890                       3,170 (1)                          4,060
 overheads)

Gross margin                             37,917                      (4,525)                            33,392

Selling overheads                         5,962                       8,327 (2)                         14,289

Other overheads                               -                       4,701 (1)                          4,701

R & D                                     5,835                       1,068 (3)                          6,903
Operating profit                         26,120                     (18,621)                             7,499
---------------------------------------------------------------------------------------------------------------------

(1) Allocated proportionally to the added value of the diagnostic business compared to the whole Rhone-Merieux SA biological activity added value.

(2) Allocated proportionally to the net sales of the diagnostic business compared to the total net sales of Rhone-Merieux SA.

(3) Allocated proportionally to the number of the R&D employees of the diagnostic business compared to the total number of employees in the Rhone-Merieux SA R&D department.

                                                                      Schedule 4



                      RHONE-MERIEUX SA DIAGNOSTIC BUSINESS

                               OPERATING RESULTS
                               -----------------

                      For the year ended December 31, 1996
                      ------------------------------------

              BREAK OUT OF SPECIFIC EXPENSES AND REVENUES BETWEEN
              ---------------------------------------------------
                       RHONE-MERIEUX SA AND SUBSIDIARIES
                       ---------------------------------



 (in French francs thousands)                       RM SA                 RM Subsidiaries                   Total

Net sales trade                                     24,783                      33,731                      58,514

Raw materials                                        4,373                      10,408                      14,781
Depreciation                                           261                          61                         322
Added value                                          3,061                         757                       3,818
                                                    ------                      ------                      ------
Direct cost of sales                                 7,695                      11,226                      18,921

Royalties                                              786                           -                         786

Gross margin on direct costs                        16,302                      22,505                      38,807

Fixed costs (factory                                   890                           -                         890
 overheads)

Gross margin                                        15,412                      22,505                      37,917

Selling overheads (schedule 5)                       4,362                       1,600                       5,962

Other overheads                                          -                           -                           -

R&D (schedule 5)                                     5,835                           -                       5,835
Operating profit                                     5,215                      20,905                      26,120
------------------------------------------------------------------------------------------------------------------

                                                                      Schedule 5
                                                                      ----------


                      RHONE-MERIEUX SA DIAGNOSTIC BUSINESS

                               OPERATING RESULTS
                               -----------------

                      For the year ended December 31, 1996
                      ------------------------------------

                       ANALYSIS OF SELLING OVERHEADS AND
                       ---------------------------------

                         RESEARCH AND DEVELOPMENT COST
                         -----------------------------




           (in French francs Thousands)                 Selling overheads          Research & Development

Wages and salaries                                                  2,776                           2,430

Travel expenses                                                       646                             196

Advertising expenses                                                  279                               -

R&D services rendered by other Rhone-Merieux SA                         -                           2,376
 departments

Other                                                                 661                             833
Total (as per schedule 4)                                           4,362                           5,835
------------------------------------------------------------------------------------------------------------

Rhone-Merieux SA Diagnostic Business

Statement of Assets
--------------------------------------------------------------------------------


                                                                  December 31,
                                                                      1996
                                                                      ----
Inventories                                                        $2,885,000
Property, plant and equipment, net                                    194,000
                                                                   ----------

  Total assets                                                     $3,079,000
                                                                   ==========

                See accompanying notes to financial statements.

Rhone-Merieux SA Diagnostic Business

Statement of Revenues and Direct Operating Expenses
--------------------------------------------------------------------------------



                                                            Year Ended December 31,
                                                          --------------------------
                                                             1996           1995
                                                             ----           ----
Revenues                                                  $11,735,000    $11,729,000

Direct operating expenses:
  Cost of sales                                             5,015,000      4,606,000
  Research and development                                  1,431,000      1,384,000
  Selling and marketing                                     3,109,000      3,293,000
  General and administrative                                1,081,000        942,000
                                                          -----------    -----------

                                                           10,636,000     10,225,000
                                                          -----------    -----------

Excess of revenues over direct operating expenses         $ 1,099,000    $ 1,504,000
                                                          ===========    ===========

                See accompanying notes to financial statements.

Rhone-Merieux SA Diagnostic Business

Notes to Statement of Assets and Statement of Revenues and Direct Operating
---------------------------------------------------------------------------
Expenses
--------

Note 1 - Business and Asset Purchase Agreement:

The Rhone-Merieux SA diagnostic business (the "Business") is a veterinary diagnostic product line which is manufactured (however, certain small animal diagnostic products are manufactured under contract by a third party), sold and distributed by Rhone Merieux S.A.S. (the "Company"). Effective July 9, 1997, the Company sold the Business to Synbiotics Corporation pursuant to purchase agreements dated May 14, 1997 and amended July 9, 1997. The assets acquired included inventory, property, plant and equipment and the rights to manufacture, sell and distribute the product line.


Note 2 - Summary of Significant Accounting Policies:

Inventories

Inventories are stated at the lower of cost (first in, first out method) or market.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight line method over the estimated useful lives of the related assets.


Note 3 - Basis of Presentation:

The accompanying statement of assets and statement of revenues and direct operating expenses (the "Statements") have been prepared in accordance with generally accepted accounting principles and were derived from Schedules 1 and 2 of the Rhone-Merieux SA Diagnostic Business Special Audit Report (the"Report") contained elsewhere in this Form 8-K/A. The Report presents financial data in French francs. The Statements have been converted to U.S. dollars using the appropriate foreign currency exchange rates in effect for the periods presented. Complete financial statements were not prepared as the Company did not maintain the Business as a separate business unit and has not segregated indirect operating cost information or related assets and liabilities (other than inventory and property, plant and equipment) for this product line in its accounting records. It is not practical to attempt to reconstruct and separate the indirect operating costs and other related assets and liabilities applicable to this product line.

The Statements include the assets of the Company which are directly related to the Business and which have been historically segregated by the Company in its accounting records. The Statements do not include cash, accounts receivable, prepaid or other assets, accounts payable, accrued expenses, borrowings or any other assets or liabilities.

The Statements include the revenues and direct operating expenses directly attributable to the manufacture, sale and distribution of the product line comprising the Business sold and have been historically segregated by the Company in its accounting records. The Statements also include an allocation of certain expenses directly attributable to the manufacture, sale and distribution of the product line and an allocation of research and development and general and administrative expenses as discussed in the Report. Management believes that the above expense allocations are reasonable for the purpose of these Statements; however, there can be no assurances that such allocations will be indicative of future results of operations.

Rhone-Merieux SA Diagnostic Business

Statement of Assets (Unaudited)
--------------------------------------------------------------------------------

                                           June 30,
                                             1997
                                             ----
Accounts receivable                      $  917,000
Inventories                               2,062,000
Property, plant and equipment, net          236,000
                                         ----------

  Total assets                           $3,215,000
                                         ==========

                See accompanying notes to financial statements.

Rhone-Merieux SA Diagnostic Business

Statement of Revenues and Direct Operating Expenses (Unaudited)
-------------------------------------------------------------------------------

                                                          Six Months
                                                          Ended June 30,
                                                              1997
                                                              ----
Revenues                                                   $5,760,000
                                                           ----------
Direct operating expenses:
  Cost of sales                                             2,027,000
  Research and development                                    518,000
  Selling and marketing                                       587,000
                                                           ----------

                                                            3,132,000
                                                           ----------

Excess of revenues over direct operating expenses          $2,628,000
                                                           ==========

                See accompanying notes to financial statements.

Rhone-Merieux SA Diagnostic Business

Notes to Unaudited Statement of Assets and Unaudited Statement of Revenues and Direct Operating Expenses
-------------------------------------------------------------------------------

Note 1 - Business and Asset Purchase Agreement:

The Rhone-Merieux SA diagnostic business (the "Business") is a veterinary diagnostic product line which is manufactured (however, certain small animal diagnostic products are manufactured under contract by a third party), sold and distributed by Rhone Merieux S.A.S. and R.M.- Diagnostics S.A.S., a wholly-owned subsidiary of Rhone Merieux S.A.S., (collectively the "Company"). Effective July 9, 1997, the Company sold the Business to Synbiotics Corporation pursuant to purchase agreements dated May 14, 1997 and amended July 9, 1997. The assets acquired included accounts receivable, inventory, fixed assets and the rights to manufacture, sell and distribute the product line.


Note 2 - Summary of Significant Accounting Policies:

Inventories

Inventories are stated at the lower of cost (first in, first out method) or market.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight line method over the estimated useful lives of the related assets.


Note 3 - Basis of Presentation:

The accompanying unaudited statement of assets and unaudited statement of revenues and direct operating expenses (the "Statements") have been prepared in accordance with generally accepted accounting principles and were derived from historical accounting records of the Company. The interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the results for the interim period; however, the interim period does not include any allocation of overhead expenses as it is impractical for the Company to provide the necessary data. Complete financial statement were not prepared as the Company did not maintain the Business as a separate business unit and has not segregated indirect operating cost information or related assets and liabilities (other than inventory and property, plant and equipment) for this product line in its accounting records. It is not practical to attempt to reconstruct and separate the indirect operating costs and other related assets and liabilities applicable to this product line.

The Statements include the assets of the Company which are directly related to the Business and which have been historically segregated by the Company in its accounting records. The Statements do not include cash, prepaid or other assets, accounts payable, accrued expenses, borrowings or any other assets or liabilities. The accounts receivable represent amounts owed to R.M.-Diagnostics S.A.S. for inventory sold to Rhone Merieux S.A.S. who is acting as R.M.- Diagnostics S.A.S's. distributor.

Rhone-Merieux SA Diagnostic Business

Notes to Unaudited Statement of Assets and Unaudited Statement of Revenues and Direct Operating Expenses
------------------------------------------------------------------------------

The Statements include the revenues and direct operating expenses directly attributable to the manufacture, sale and distribution of the product line comprising the Business sold and have been historically segregated by the Company in its accounting records.

  b)  Pro forma financial information
      -------------------------------

      The following unaudited pro forma condensed balance sheet as of June 30, 1997 and the unaudited pro forma condensed statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 giving effect to the acquisition of the worldwide veterinary diagnostic business of Rhone Merieux S.A.S. (the "Rhone Merieux Diagnostic Business") as of June 30, 1997 for the condensed balance sheet and as of January 1, 1996 for the condensed statements of operations. The pro forma condensed financial statements are based on historical financial statements of Synbiotics Corporation and Rhone Merieux Diagnostic Business, giving effect to the acquisition applying the purchase method of accounting and the assumptions and adjustments as discussed in the accompanying notes to the pro forma condensed financial statements. The unaudited pro forma condensed financial statements do not include any consolidation savings which Synbiotics Corporation may expect to achieve from the merger of Synbiotics Corporation and Rhone Merieux Diagnostic Business as any such savings are not estimable at this time.

      These pro forma condensed financial statements have been prepared by the management of Synbiotics Corporation based upon the audited statement of operations of Synbiotics Corporation for the year ended December 31, 1996, the unaudited condensed balance sheet as of June 30, 1997 and the related unaudited condensed statement of operations for the six months then ended of Synbiotics Corporation, the unaudited statement of assets of Rhone Merieux Diagnostic Business as of June 30, 1997, the audited statement of revenues and direct operating expenses for the year ended December 31, 1996 and the unaudited statement of revenues and direct operating expenses for the six months ended June 30, 1997 of Rhone Merieux Diagnostic Business. The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements and notes thereto and narrative sections included elsewhere herein. The pro forma condensed financial statements are not necessarily indicative of what actual results of operations would have been for the periods had the transaction occurred on the dates indicated and do not purport to indicate future financial position nor the results of future operations.

Synbiotics Corporation
Pro Forma Condensed Balance Sheet (unaudited)
-------------------------------------------------------------------------------

                                                             June 30, 1997
                                         ------------------------------------------------------------------
                                                          Rhone Merieux
                                           Synbiotics       Diagnostic      Pro Forma          Pro Forma
                                           Corporation       Business      Adjustments         Combined
                                         --------------   -------------   -----------     -----------------
Assets

Current assets:
 Cash and equivalents                    $    3,652,000   $               $               $       3,652,000
 Securities available for sale                2,181,000                                           2,181,000
 Accounts receivable                          3,123,000         917,000                           4,040,000
 Inventories                                  4,212,000       2,062,000                           6,274,000
 Deferred tax assets                            421,000                                             421,000
 Other current assets                           825,000                                             825,000
                                          -------------   -------------                   -----------------

   Total current assets                      14,414,000       2,979,000                          17,393,000

Property and equipment, net                     641,000         236,000                             877,000
Goodwill                                      5,358,000                    11,245,000 (1)        16,603,000
Deferred tax assets                           6,142,000                                           6,142,000
Other assets                                  1,592,000                                           1,592,000
                                         --------------   -------------                   -----------------

                                         $   28,147,000   $   3,215,000                   $      42,607,000
                                         ==============   =============                   =================

Liabilities and Shareholders' Equity

Current liabilities:
 Accounts payable and accrued expenses   $    1,761,000   $                               $       1,761,000
 Current portion of long-term debt                                          1,000,000 (1)         1,000,000
                                         --------------   -------------                   -----------------

   Total current liabilities                  1,761,000                                           2,761,000
                                         --------------   -------------                   -----------------

Long-term debt                                                              9,541,000 (1)         9,541,000
                                         --------------   -------------                   -----------------

Mandatorily redeemable common stock                                         2,747,000 (1)         2,747,000
                                         --------------   -------------                   -----------------


Non-mandatorily redeemable common
  stock and other shareholders' equity:
    Common stock                             35,432,000                       169,000 (1)        35,601,000
    Common stock warrants                                                   1,003,000 (1)         1,003,000
    Accumulated deficit                      (9,046,000)                                  $      (9,046,000)
                                         --------------   -------------                   -----------------

    Total non-mandatorily redeemable
      common stock and other
      shareholders' equity                   26,386,000                                   $      27,558,000
                                         --------------   -------------                   -----------------

                                         $   28,147,000   $                               $      42,607,000
                                         ==============   =============                   =================

      See accompanying notes to pro forma condensed financial statements.

Synbiotics Corportation
Pro Forma Condensed Statement of Operations (unaudited)
--------------------------------------------------------------------------------

                                                                 Year Ended December 31, 1996
                                                 ------------------------------------------------------------
                                                                 Rhone Merieux
                                                 Synbiotics       Diagnostic        Pro Forma          Pro Forma
                                                 Corporation       Business        Adjustments         Combined
                                                 -----------     -------------     -----------         ---------

Net sales                                        $17,217,000     $11,735,000       $(1,760,000)(2)     $27,192,000
Cost of sales                                      9,572,000       5,015,000          (726,000)(3)      13,861,000
                                                 -----------     -----------                           -----------

Gross profit                                       7,645,000       6,720,000                            13,331,000
                                                 -----------     -----------                           -----------
Operating expenses:
 Research and development                            994,000       1,431,000          (234,000)(3)       2,191,000
 Selling and marketing                             4,183,000       3,109,000        (1,613,000)(3)       5,679,000
 General and administrative                        2,057,000       1,081,000          (383,000)(3)       3,505,000
                                                                                       750,000 (4)
                                                 -----------      ----------                           -----------

                                                   7,234,000       5,621,000                            11,375,000
                                                 -----------      ----------                           -----------

Income from operations                               411,000       1,099,000                             1,956,000

Interest income (expense),net                        204,000                        (1,053,000)(5)        (849,000)
Gain on sale of securities available for sale      1,159,000                                             1,159,000
Other income                                         410,000                                               410,000
                                                 -----------      ----------                           -----------

Income before income taxes                         2,184,000       1,099,000                             2,676,000

Income tax expense (benefit)                      (7,094,000)                           46,000 (6)      (7,048,000)
                                                 -----------      ----------                           -----------

Net income                                       $ 9,278,000     $ 1,099,000                           $ 9,724,000
                                                 ===========     ===========                           ===========

Net income per share                             $      1.47     $       n/a                           $      1.31
                                                 ===========     ===========                           ===========

Weighted average shares outstanding              $ 6,308,000             n/a           999,000 (7)       7,307,000
                                                 ===========     ===========                           ===========

      See accompanying notes to pro forma condensed financial statements.

Synbiotics Corporation
Pro Forma Condensed Statement of Operations (unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended June 30, 1997
                                    ---------------------------------------------------------------------
                                                     Rhone Merieux
                                        Synbiotics    Diagnostic        Pro Forma               Pro Forma
                                     Corporation       Business        Adjustments               Combined
                                    --------------   -------------   ----------------          ------------

Net sales                            $  11,781,000   $   5,760,000   $   (864,000)(2)          $ 16,677,000
Cost of sales                            6,259,000       2,027,000         78,000 (3)             8,364,000
                                    --------------   -------------                             ------------

Gross profit                             5,522,000       3,733,000                                8,313,000

Operating expenses:
 Research and development                  613,000         518,000         70,000 (3)             1,201,000
 Selling and marketing                   2,324,000         587,000        147,000 (3)             3,058,000
 General and administrative              1,364,000                        343,000 (3)             2,082,000
                                                                          375,000 (4)
                                     -------------   -------------                             ------------

                                         4,301,000       1,105,000                                6,341,000
                                     -------------   -------------                             ------------

Income from operations                   1,221,000       2,628,000                                1,972,000

Interest income (expense), net             106,000                       (630,000)(5)              (524,000)
Other income                               154,000                                                  154,000
                                     -------------   -------------                             ------------

Income before income taxes               1,481,000       2,628,000                                1,602,000

Provision for income taxes                 637,000                         97,000 (6)               734,000
                                     -------------   -------------                             ------------

Net income                           $     844,000   $   2,628,000                             $    868,000
                                     =============   =============                             ============

Net income per share                 $         .11   $         n/a                             $        .09
                                     =============   =============                             ============

Weighted average shares outstanding      7,499,000             n/a        999,000 (7)             8,498,000
                                     =============   =============                             ============

      See accompanying notes to pro forma condensed financial statements.

Synbiotics Corporation
Notes to Pro Forma Condensed Financial Statements (unaudited)
-------------------------------------------------------------------------------

Note (1)

Adjustment to record the acquisition of Rhone Merieux Diagnostic Business. Consideration paid comprises $10,541,000 of debt obtained from Banque Paribas, net of issuance costs and $2,747,000 of Synbiotics Corporation mandatorily redeemable common stock (759,000 shares issued at $4.1875 per share), net of issuance costs. In addition, Synbiotics issued to Banque Paribas a warrant to purchase 240,000 of Synbiotics Corporation common stock for $.01 per share.

Note (2)

Adjustment to reduce Rhone Merieux Diagnostic Business net sales to reflect distributor mark downs. Prior to the acquisition, the products were sold direct, whereas subsequent to the acquisition the products will be sold primarily through distributors.

Note (3)

Adjustment to increase (reduce) the direct operating expenses of Rhone Merieux Diagnostic Business to reflect Synbiotics Corporation's overhead.

Note (4)

Adjustment to record amortization of the goodwill acquired from Rhone Merieux Diagnostic Business based on a 15 year amortization period.

Note (5)

Adjustment to record interest expense related to the debt obtained from Banque Paribas.

Note (6)

Adjustment to record foreign income tax provision related to the taxable income from Rhone Merieux Diagnostic Business, and to reduce the U.S. tax provision for the tax effect of additional deductible amounts related to goodwill and interest expense.

Note (7)

Adjustment to reflect increase in weighted average shares outstanding due to the issuance of Synbiotics Corporation mandatorily redeemable common stock and common stock warrants (Note (1)).


     c)  Exhibits
         --------
           2.4.1  Amendment No. 1 to Asset Purchase Agreement between Rhone
                  Merieux, Inc. and the Registrant, dated July 9, 1997.

           2.4.2  Amendment No. 2 to Asset Purchase Agreement between Rhone
                  Merieux, Inc. and the Registrant, dated July 9, 1997.

           2.5.1  Amendment No. 1 to Stock Purchase Agreement between Rhone
                  Merieux S.A.S., Institut De Selection Animale S.A., R.M. -
                  Diagnostics S.A.S. and the Registrant, dated July 9, 1997.

           2.5.2  Amendment No. 2 to Stock Purchase Agreement between Rhone
                  Merieux S.A.S., Institut De Selection Animale S.A., R.M. -
                  Diagnostics S.A.S. and the Registrant, dated July 9, 1997.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SYNBIOTICS CORPORATION


Date:  September 22, 1997                /s/ Michael K. Green
                                         --------------------
                                         Michael K. Green
                                         Vice President of Finance and
                                         Chief Financial Officer

                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.


                                   EXHIBITS

                                      TO

                                   FORM 8-K

                                     UNDER

                        SECURITIES EXCHANGE ACT OF 1934

                            SYNBIOTICS CORPORATION

                                 EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

2.4.1          Amendment No. 1 to Asset Purchase Agreement between Rhone
               Merieux, Inc. and the Registrant, dated July 9, 1997.

2.4.2          Amendment No. 2 to Asset Purchase Agreement between Rhone
               Merieux, Inc. and the Registrant, dated July 9, 1997.

2.5.1          Amendment No. 1 to Stock Purchase Agreement between Rhone Merieux
               S.A.S., Institut De Selection Animale S.A., R.M. - Diagnostics
               S.A.S. and the Registrant, dated July 9, 1997.

2.5.2          Amendment No. 2 to Stock Purchase Agreement between Rhone Merieux
               S.A.S., Institut De Selection Animale S.A., R.M. - Diagnostics
               S.A.S. and the Registrant, dated July 9, 1997.